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                                                                   EXHIBIT 10.10

                   SECOND AMENDMENT TO LETTER LOAN AGREEMENT

        THIS SECOND AMENDMENT TO LETTER LOAN AGREEMENT ("Amendment") is made and entered into effective as of March 18, 1997, by and between D. A. CONSULTING GROUP, INC., a Texas corporation, formerly known as Documentation Associates, Inc., a Texas corporation (herein called "Borrower"), and SOUTHWEST BANK OF TEXAS, N.A., a national banking association with offices in Houston, Texas (herein called "Lender").

                               R E C I T A L S:

        WHEREAS, Documentation Associates, Inc. and Lender entered into a Letter Loan Agreement dated March 18, 1996, as amended by First Amendment to Letter Loan Agreement dated November, 1996 executed by and between Borrower and Lender (which, as amended, is herein called the "Loan Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein); and

        WHEREAS, Borrower and Lender desire to further amend the Loan Agreement to (i) extend the maturity date of the Note, (ii) increase the principal amount of the Note, and (iii) amend certain terms and provisions of the Loan Agreement.

                              A G R E E M E N T:

        NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower and Lender hereby agree to amend the Loan Agreement as hereinafter set forth.

        1. AMENDMENTS TO LOAN AGREEMENT.

        (a) The references to "1,000,000.00" in the opening paragraph, paragraph 1 and paragraph 2 of the Loan Agreement are deleted and replaced with "1,500,000.00".

        (b) Section 5 of the Loan Agreement is effective the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

                (i) Subsection (d) is hereby deleted and replaced with the following:

                        "(d) Borrower shall furnish to Lender within thirty (30) days after the end of June 30, 1997, and each June 30 after June 30, 1997, field audit reports prepared by a company mutually acceptable to Lender and Borrower, in a form acceptable to Lender;"
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                (ii) Subsection (q) is deleted and replaced with the following provision:

                    "(q) Borrower shall pay a letter of credit commission to Lender in respect of each Letter of Credit issued by Lender equal to the greater of $250 or an amount determined by multiplying (i) one percent (1%) of the face amount of such Letter of Credit by (ii) a fraction, the numerator of which shall be the number of days between the date of such Letter of Credit and the stated expiration date thereof and the denominator of which shall be 360; such commission shall be payable at the time a Letter of Credit is issued and upon any renewal or extension thereof; additionally, Borrower agrees to reimburse Lender for all actual out-of-pocket expenses incurred by Lender, such as advising or confirming bank fees, telex charges and the like and to pay those fees customarily charged by Lender for any amendments to a Letter of Credit."

        (c) Section 6 of the Loan Agreement is effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 2 hereof, hereby amended as follows:

                (i) Subsection 6(a) is deleted and replaced with the following:

                    "(a) Permit at any time Borrower's Tangible Net Worth to be less than $1,750,000.00, as used herein, the term "Tangible Net Worth" shall mean the total assets of Borrower, minus its total liabilities (including contingent liabilities), minus all intangibles, expenses and other items deducted in arriving at tangible net worth as determined by Borrower's regularly employed certified public accountant in a manner consistent with prior practice;"

                (ii) Subsection 6(b) is deleted and replaced with the following:

                    "(b) Permit, at any time during the periods set forth below, its ratio of total liabilities to Tangible Net Worth to be more than
        2.00 to 1.00."

                (iii) Subsection 6(l) is deleted and replaced with the following:

                    "(l) Expend or enter into any commitment to expend any amount for the acquisition or lease of tangible, fixed or capital assets, including repairs, replacements and improvements, which are capitalized under proper accounting practice, in which exceeds, in the aggregate, $1,000,000.00" --See attached page.

        (d) Section 9(b) of the Loan Agreement is deleted.

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        2.  CONDITIONS OF EFFECTIVENESS.  This Amendment shall become effective when, and only when, Lender shall have received the following:

        (a)  counterparts of this Amendment executed by Borrower;

        (b) $1,500,000.00 Renewal Promissory Note (Revolving Credit) executed by Borrower;

        (c)  Corporate Certificate and Resolutions from Borrower; and

        (d) any additional documentation or materials reasonably required by Lender.

        3. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants as follows:

        (a) Borrower is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken. This Amendment, when executed and delivered, will constitute valid and binding obligations of Borrower enforceable in accordance with its terms. This Amendment does not violate any provisions of Borrower's Articles of Incorporation, By-Laws, or any contract, agreement, law or regulation to which Borrower is subject, and does not require the consent or approval of any regulatory authority or governmental body of the United States or any state.

        (b) The representations and warranties made by Borrower in the Loan Agreement are true and correct as of the date of this Amendment.

        (c) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be give or time elapse or both.

        4.  REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

            (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents, shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended above, the Loan Agreement and the Note and all other instruments securing or guaranteeing Borrower's obligations to Lender (the "Loan Documents") shall remain in full force and effect and hereby ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all collateral described therein do and shall continue to secure the

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

        payment of all obligations of Borrower under the Loan Agreement and the Note, as amended hereby, and under the other Loan Documents.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     5. WAIVER. As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce Lender to enter into this Amendment, Borrower warrants and represents to Lender that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against Lender or any defense to (i) the payment of any obligations and indebtedness under the Note and/or the Loan Documents or (ii) the performance of any of their obligations with respect to the Note and/or the Loan Documents, and in the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably waives any and all claims and causes of action against Lender and any defense to their payment and performance obligations in respect to the Note and the Loan Documents.

     6. COSTS AND EXPENSES. Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees of out-of-pocket expenses of counsel for Lender. In addition, Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees, except such liabilities arising from the gross negligence of Lender.

     7. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

     8. FINAL AGREEMENT. THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

                                    "BORROWER"

                                    D.A. CONSULTING GROUP, INC.,
                                    formerly known as Documentation
                                    Associates, Inc.


                                    By: /s/ MICHAEL J. MACKEY
                                       _______________________________________
                                    Name: Michael J. Mackey
                                         _____________________________________
                                    Title: CFO
                                          ____________________________________


                                    "LENDER"

                                    SOUTHWEST BANK OF TEXAS, N.A.


                                    By: /s/ Brooks H. McGee
                                       _______________________________________
                                        Brooks H. McGee, Senior Vice President





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